Exhibit 10.2
FIFTH AMENDMENT
TO THE
TRUIST FINANCIAL CORPORATION 401(K) SAVINGS PLAN
(August 1, 2020 Restatement)

WHEREAS, the Truist Financial Corporation Pension Plan (the “Plan”), formerly named the BB&T Corporation 401(k) Savings Plan, was originally adopted effective as of July 1, 1982;
WHEREAS, the Plan was most recently restated effective as of August 1, 2020;
WHEREAS, under Section 9.3 of the Plan, an officer who is an Executive Manager of the Company has the authority to amend the Plan to, among other things, provide for the merger of another plan into the Plan, and make any other amendment if the financial impact on the Company of such amendment is below the Sarbanes Oxley materiality threshold as determined by the Company’s Chief Financial Officer (or officer with similar authority);
WHEREAS, it has been determined that the financial impact on the Company of this amendment is below the Sarbanes Oxley materiality threshold; and
WHEREAS, the Company wishes to clarify the application of certain Plan limits in accordance with the Plan’s prior operation.
NOW, THEREFORE, effective September 1, 2023, the Plan is hereby amended in the respects hereinafter set forth:
Section 1.12 of the Plan is amended to replace the last sentence thereof with the following:
For employees of CRC Insurance Services, Inc., for purposes of determining the permissible amount of salary deferral contributions, Roth contributions, and matching contributions, the limit described in this paragraph shall not be applied to a participant’s compensation on the basis of the earliest payments of compensation during a year.
BE IT FURTHER RESOLVED, that effective as of the date hereof, that the appropriate officers of Truist Financial Corporation are hereby empowered to approve or authorize, as the case may be, such further action and the preparation, execution, and delivery of all such instruments and documents, and each of them hereby is, authorized to take all further action and to execute and deliver such further instruments and documents, in the name of the Company, with such modifications not materially affecting their provisions as he or she may deem necessary or appropriate in order to fully carry out the intent and accomplish the purpose of the foregoing amendments.
[Signature on Following Page]
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Exhibit 10.2
Executed on this __28_ day of _August________, 2023.

TRUIST FINANCIAL CORPORATION

By:     /s/Ellen M. Fitzsimmons

Title: Chief Legal Officer and Head of Public
Affairs

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